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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 (1)

        Date of Report (Date of earliest event reported): February 5, 2009

                        ALLBRITTON COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)

 Delaware                            333-02302               74-1803105
(State or other                     (Commission             (IRS Employer
 jurisdiction of                     File Number)            Identification No.)
 incorporation)


                        1000 Wilson Boulevard, Suite 2700
                               Arlington, VA 22209
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  703-647-8700

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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(1) Pursuant to Section 15(d) of the Securities Exchange Act of 1934, the Company's duty to file reports is automatically suspended as a result of having fewer than 300 holders of record of each class of its debt securities outstanding as of October 1, 2008, but the Company agreed under the terms of certain long-term debt to continue these filings in the future.

ITEM 1.01  Entry into a Material Definitive Agreement

On February 5, 2009, the Company executed an amendment with an effective date as of December 31, 2008 to its Credit Agreement dated as of August 23, 2005 with Bank of America, N.A., as the Administrative Agent, and Deutsche Bank Securities Inc., as the Syndication Agent.

The amendment served, among other things, to adjust certain of the financial covenants. In addition, the total commitment under the credit facility was reduced from $70,000,000 to $67,500,000 effective February 5, 2009 and to $65,000,000 effective December 31, 2009.

The description of the amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 4.1 and is incorporated herein by reference.



ITEM 9.01  Financial Statements and Exhibits

           (d)  Exhibits

                4.1 Amendment No. 1, dated February 5, 2009, to Credit Agreement dated as of August 23, 2005 by and among ACC, certain financial institutions, and Bank of America, N.A., as the Administrative Agent, and Deutsche Bank Securities Inc., as the Syndication Agent.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALLBRITTON COMMUNICATIONS COMPANY
                                                     (Registrant)


   February 6, 2009                              /s/ Stephen P. Gibson
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         Date                                 Name:  Stephen P. Gibson
                                              Title: Senior Vice President
                                                     and Chief Financial Officer







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